UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to the Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2006

COLLINS & AIKMAN FLOORCOVERINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-88212	58-2151061
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

311 Smith Industrial Boulevard

Dalton, Georgia 30721

(Address of principal executive offices)

(706) 259-9711

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b)	On August 31, 2006, Collins & Aikman Floorcoverings, Inc. (the “Company”) and its parent, Tandus Group, entered into a separation agreement with Edgar M. Bridger, President and Chief Executive Officer. On September 1, 2006, the Company issued a press release reporting the resignation of Mr. Bridger from the Board of Directors effective August 31, 2006 and the resignation of the Chief Executive Officer position effective no later than January 27, 2007.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
99.1	Summary of the Employment and Separation Agreement dated August 31, 2006.

99.2	Press release of Collins & Aikman Floorcoverings, Inc. dated September 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Collins & Aikman Floorcoverings, Inc.

By:	/s/ Leonard F. Ferro
Leonard F. Ferro
Vice President and Chief Financial Officer

Date: September 6, 2006